Investor Call Q4 2013 Review

Cautionary Statements Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; risks associated with our non-U.S. operations; our ability to implement and maintain sufficient internal controls; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA or Acquisition Adjusted EBITDA, for which we have provided reconciliations in the Appendix. 2

WireCo WorldGroup Overview Steel (69%) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (31%) 3 Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (75% of Sales) Broad Product Offering Specialty Wire (16% of Sales) Engineered Products (9% of Sales) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining Structures 3 Note: Percentages shown as % Q4 2013 Sales

2013 Results Q4 Second Half Full Year  Sales $204.9 million in Q4 ’13 vs. $203.8 million Q3 ’13  Adj. EBITDA $35.0 million Q4 ’13 vs. $33.9 million Q4 ’12 – Margin improvement of 100 bps to 17.1% Q4 ’13 vs. 16.1% Q4 ’12  Free Cash Flow $10.7 million Q4 ’13 vs. ($5.5) million Q4 ’12 – Including $29 million of interest payments – Reduction of working capital to 36.7% of sales in Q4 ’13 vs. 39.1% in Q3 ’13 4  Pro forma Sales $408.7 million ’13 vs. $414.4 million ‘12  Acquisition Adjusted EBITDA $70.7 million ’13 vs. $67.7 million ’12 – Margin improvement of 100 bps to 17.3%’13 vs. 16.3% ’12  Free Cash Flow $44.0 million ’13 vs. ($15.4) million ’12  Pro forma Sales $821.1 million ’13 vs. $874.3 million ’12  Acquisition Adjusted EBITDA $139.2 million ’13 vs. $143.9 million ’12 – Margin improvement of 50 bps to 17.0% ’13 vs. 16.5% ’12  Free Cash Flow $27.2 million  Earnings Growth and Margin Enhancement results seen in 4th quarter  Cash Generation Initiatives drive Q4 performance  Continued focus on key management initiatives – Build leadership – Sales growth – EBITDA Margin improvement – Cash generation Subsea Buoyancy

Q4 '12 Q4 '13 $210.3 $204.9 5 ($ in millions) 16.3% 17.5% 16.9% Earnings Improvement 2nd Half of 2013 16.2% 16.1% Q4 ’12 vs. Q4 ’13 16.1% 16.9% Q4 '12 Q4 '13 $33.9 $35.0 16.1% 17.1% ($ in millions) 2nd Half Earnings Momentum 2nd half 2012 2nd half 2013 $414.4 $408.7 2nd half 2012 2nd half 2013 $67.7 $70.7 Acquisition Adjusted EBITDA Year Over Year 16.3% 17.3% 2012 2013 $821.1 $874.3 Pro Forma Net Sales 2012 2013 $143.9 $139.2 16.5% 17.0% Acquisition Adjusted EBITDA Pro Forma Net Sales Adjusted EBITDA Net Sales ($ in millions)  Markets maintaining consistency but still lower than 2012, market outlook improved for 2014  Operational efficiencies and cost management initiatives materializing 2nd half 2013 into 2014 – margin enhancement

$857 $867 $873 $872 $889 $856 $845 5.29 x 5.41 x 5.62x 5.70 x 6.14 x 5.94 x 5.92 x 4.80 x 5.00 x 5.20 x 5.40 x 5.60 x 5.80 x 6.00 x 6.20 x 6.40 x $820 $830 $840 $850 $860 $870 $880 $890 $900 Q2 ' 12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q4 Free Cash Flow Generation of $10.7 Million 6  Free Cash flow of $10.7 million Q4 ‘13 and $27.2 million FY 2013 including interests payment ($29 million)  $20.8 million working capital reduction in Q4 Net Debt Trend (1) (1) Pro Forma including Lankhorst Acquisition (refer to 8-k September 27, 2012) $44.0 M Reduction from Q2 2013

Continued Reduction in Working Capital Q4 7  Working Capital decreased by $20.8 million from Q3 2013  Successfully reduced working capital to 36.7% of sales  Increased accountability for working capital; improvements generating positive cash A/P Inventory Working Capital A/R 168 172 155 149 166 167 160 153 174 172 160 149 70 65 64 61 65 66 70 66 70 82 71 65 2 12 22 32 42 52 62 72 82 92 135 140 145 150 155 160 165 170 175 180 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1' 12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 D S O $ ( in m ill io n s ) AR Days sales outstanding (DSO) Linear (AR) 226 246 233 242 253 253 268 248 239 244 235 228 123 123 124 134 127 130 144 137 128 150 139 136 - 20 40 60 80 100 120 140 160 200 210 220 230 240 250 260 270 280 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1' 12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 D S I $ ( in m ill io n s ) Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) 87 83 70 88 87 84 91 83 84 83 74 76 47 41 37 48 44 43 49 46 45 51 44 45 2 12 22 32 42 52 62 - 10 20 30 40 50 60 70 80 90 100 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1' 12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 D P O $ ( in m ill io n s ) AP Days payables outstanding (DPO) Linear (AP) 307 335 318 303 332 336 337 318 329 333 321 301 145 147 151 147 148 153 165 157 153 181 167 156 0 20 40 60 80 100 120 140 160 180 200 280 290 300 310 320 330 340 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1' 12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 C a s h C onv e rs io n $ ( in m ill io n s ) NWC Cash conversion cycle Linear (NWC) Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 NWC % of LTM Sales 36.6% 37.6% 38.0% 36.3% 38.0% 40.3% 39. % 36.7%

Results

($ in millions)

Income Statement	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4	FY 2012	FY 2013
Pro Forma Sales (1)	$204.1	$210.3	$222.6	$189.8	$203.8	$204.9	$874.3	$821.1
Acq. Adjusted EBITDA (1)	$33.8	$33.9	$37.6	$31.0	$35.7	$35.0	$143.9	$139.2
EBITDA Margin	16.6%	16.1%	16.9%	16.3%	17.5%	17.1%	16.5%	17.0%
Sales Growth	-	*3.0%*	*5.8%*	*(14.7%)*	*7.4%*	*0.5%*	-	*(6.1%)*
EBITDA Growth	-	*0.0%*	*10.9%*	*(17.6%)*	*15.2%*	*(3.1%)*	-	*(3.2%)*

Free Cash Flow	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4
Free Cash Flow(2)(7)	*($10)*	*($6)*	*$1*	*($17)*	*$33*	*$11*
Adjusted Working Capital (3)	$337	$317	$329	$333	$321	$301
AWC % of Sales (4)	*38.0%*	*36.3%*	*38.0%*	*40.3%*	*39.1%*	*36.7%*
CapEx	$11	$15	$11	$7	$4	$7
Interest Paid	$7	$31	$6	$31	$6	$29

Balance Sheet	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4
Net Debt(5)	*$867*	*$873*	*$872*	*$889*	*$856*	*$845*
Net Leverage(6)	-	5.62x	5.70x	6.14x	5.94x	5.92x
Net Senior Secured Leverage(6)	-	2.35x	2.39x	2.64x	2.43x	2.36x

NOTES:

(1) See appendix for Pro Forma sales, Adjusted EBITDA and Acquisition Adjusted EBITDA reconciliation.
(2) Defined as change in net debt.
(3) Defined as Inventory and Accounts Receivable less Accounts Payable. See appendix for adjusted working capital reconciliation.
(4) Defined as AWC over LTM Sales (Pro forma).
(5) See appendix for Net Debt reconciliation.
(6) Calculation includes unrealized synergies
(7) Q3 2012 Free Cash Flow calculated beginning with Q2 Pro forma Net Debt including Lankhorst Acquisition (refer to 8-k September 27, 2012)

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WireCo WorldGroup

Sales Overview

	Rope	Specialty Wire	Engineered Products
Description	▪ Leading global producer ▪ Broad product offering and diverse end markets ▪ Branded portfolio ▪ ~55-60% of raw materials recycled	▪ Competitive edge for rope, fulfilling 80%-90% of internal supply chain needs ▪ Niche player focused on higher end applications ▪ ~70% of raw materials recycled	▪ Highly engineered plastic injected moldings and sheet ▪ Solutions-oriented offering through R&D ▪ ~60% of raw materials recycled ▪ Complementary market applications with rope create "complete solution"
Key Products			
Q4 '13 Sales ($ in millions)	$153.6 75%	$32.6 16%	$18.7 9%
FY 2013 Sales ($ in millions)	$606.6 74%	$128.9 16%	$85.6 10%

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WireCo WorldGroup

Rope Update

Sales Results



($ in millions)
2013 Rope Sales: $606.6
$160
$146
$148
$154
Q1 '13
Q2 '13
Q3 '13
Q4' 13

Rope Performance

- **4% Sales growth** Q/Q
- **Continued growth** in Offshore Oil and Gas
- **Fishing performance** improvement
- **Optimizing inventory** composition globally

2014 Market Outlook & Trends

Outlook



	Oil & Gas	Industrial and Infrastructure	Mining	Fishing	Maritime	Structures
Note	– *Industry forecasts flat rig count for 2014* – *Continue strength in offshore deep water mooring*	– *European Markets Stabilized* – *Pockets of strength in US, Asia* – *OEMs production to remain constant*	– *Continued pressure on commodity prices* – *Lower level of industry investment* – *Several initiatives to combat market conditions*	– *Continued success with Mauritania reopening* – *Improving performance* – *South American aquaculture*	– *Market suffering with less cargo shipped and low freight rates* – *New ship builds due to more efficient shipping despite market conditions*	– *US and European Infrastructure spending modest improvement*

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WireCo WorldGroup

Specialty Wire Update 11 Sales Results Sales Results ─ Increased investment in Poland furniture industry (1) ─ Mexico 3-4% GDP growth expected in 2014 vs. 1.5% 2013 (2) ─ New influx of foreign investment in Mexico following constitutional reforms (3) Market Trends ($ in millions) – Q/Q sales growth of 3% – Managing efficiencies from internal supply chain Wire Performance Market Outlook $32 $31 $32 $33 Q1 '13 Q2 '13 Q3 '13 Q4' 13 2013 Specialty Wire Sales: $128.9 (1) Per Oxford Economics (2) Per the Finance Ministry (3) Foreign Direct Investment in 2014 to be no less than $22 billion, per Economy Minister Ildefonso Guajardo

Engineered Products Update 12 Sales Results Sales Results Market Trends ─ Steel market remains strong for storage systems ─ Strength in international poultry market for conveyor belts – Improvement in supply of internally recycled raw materials – Asset investment for increased automation Engineered Products Performance Market Outlook $30 $13 $24 $19 Q1 '13 Q2 '13 Q3 '13 Q4' 13 2013 Engineered Products Sales: $85.6 ($ in millions)

Key Initiatives  Streamline operations  SG&A discipline  Improve processes and invest in assets and systems Margin Improvement Leadership Create global leadership structure with focus on accountability across organization Sales Growth  $1.1 million increase in sales  Momentum in market outlook Cash Generation  Generate higher ROI in capital spending programs  Optimize inventory levels  Manage receivables/payables 13 Initiatives Q4 Impact  “Go to Market” brand strategy  Customer centric  Gain share in existing markets and certain new markets  100 bps improvement 2nd half 2013 vs. 2nd half 2012  100 bps improvement Q4 ’13 vs. Q4 ’12  $10.7 million free cash flow  DSO reduced 6 days  Working Capital to 36.7% of sales

Questions 14 Investing to build a world class organization for sustainable long-term growth

Non-GAAP Reconciliations

Non-GAAP Reconciliations Pro Forma Sales Reconciliation ($000s) 16 Q3 2012 Net sales as reported (GAAP) 200,786$ Lankhorst pre-acquisition net sales 3,293 Pro forma net sales 204,079$ 2012 Net sales as reported (GAAP) 742,689$ Lankhorst pre-acquisition net sales 131,627 Pro Forma Net Sales (Non-GAAP) 874,316$

Non-GAAP Reconciliations

EBITDA Reconciliation

($000s)

	Q3 2012	Q4 2012	2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013
Net Loss (GAAP)	$ (6,308)	$ (7,955)	$ (18,174)	$ (11,369)	$ (13,437)	$ (644)	$ (1,554)	$ (27,004)
Plus:								
Interest expense, net	19,248	20,597	64,842	20,107	20,350	19,991	20,382	80,830
Income tax expense (benefit)	2,366	2,892	13,877	(1,439)	2,792	5,632	3,556	10,541
Depreciation and amortization	12,879	15,013	47,493	13,777	14,542	14,436	17,098	59,853
Equity in loss of non-consolidated affiliates, net	370	2,436	3,525	34	(9)	1	105	131
Foreign currency exchange losses (gains), net	(13,969)	(6,235)	(20,170)	10,854	(836)	(14,417)	(9,185)	(13,584)
Share-based compensation	269	659	1,466	634	1,091	1,993	2,251	5,969
Other expense (income), net	127	(1,553)	(1,063)	119	(857)	1,164	78	504
Loss on extinguishment of debt	2,358	-	2,358	-	-	-	-	-
Acquisition costs	4,533	639	11,304	33	337	-	(1)	369
Purchase accounting (inventory step-up and other)	6,776	1,695	8,471	923	838	393	(1,282)	872
Bank fees	555	638	2,232	311	909	389	243	1,852
Management and advisory fees	867	890	3,438	1,037	1,297	1,220	997	4,551
Reorganization and restructuring charges	1,292	3,509	6,181	1,962	3,589	2,005	1,992	9,548
Sarbanes-Oxley implementation	237	380	1,529	231	-	282	193	706
Effect of inventory optimization program	-	-	-	-	-	2,970	-	2,970
Other adjustments	13	258	726	349	376	264	96	1,085
Adjusted EBITDA (Non-GAAP)	31,613	33,863	128,035	37,563	30,982	35,679	34,969	139,193
Lankhorst pre-acquisition Adjusted EBITDA	2,220	-	15,908	-	-	-	-	-
Correction of immaterial error	-	-	-	(1,436)	1,436	-	-	-
Acquisition Adjusted EBITDA (Non-GAAP)	**$33,833**	**$33,863**	**$143,943**	**$ 36,127**	**$ 32,418**	**$35,679**	**$34,969**	**$139,193**

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WireCo WorldGroup

Non-GAAP Reconciliations Net Debt Reconciliation ($000s) 18 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Borrowings under Revolving Loan Facility 32,800$ 50,276$ 48,676$ 63,826$ 37,376$ 32,000$ Short-term borrowings - 1,594 - - - - Polish Debt due 2014 25,142 25,882 16,332 16,110 17,047 8,860 Term Loan due 2017 335,000 334,163 333,325 332,488 331,650 330,813 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 11.75% Senior Notes due 2017 82,500 82,500 82,500 82,500 82,500 82,500 Other indebtedness 4,298 575 782 633 622 688 Capital lease obligations 6,591 6,045 5,780 5,101 3,464 3,333 Total debt at face value plus capital lease obligations (GAAP) 911,331 926,035 912,395 925,658 897,659 883,194 Less: Cash and cash equivalents (44,328) (49,244) (36,303) (33,717) (38,566) (34,987) Less: Restricted cash - (4,254) (4,101) (2,635) (3,111) (2,887) Net Debt (Non-GAAP) 867,003$ 872,537$ 871,991$ 889,306$ 855,982$ 845,320$ Q2 PF Current maturities of long-term debt 875,530$ Long-term debt 11,419 Capital lease obligations 8,746 Total debt at face value plus capital lease obligations (GAAP) 895,695 Less: Cash and cash equivalents (38,549) Net Debt (Non-GAAP) 857,146$

Non-GAAP Reconciliations Adjusted Working Capital Reconciliation ($ in millions) 19 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 A/R as reported 104$ 105$ 117$ 109$ 121$ 121$ 160$ 153$ 174$ 172$ 160$ 149$ Drumet pre-acquisition A/R 16 17 - - - - - - - - - Lankhorst pre-acquisition A/R 48 50 38 40 45 46 - - - - - Pro forma A/R 168 172 155 149 166 167 160 153 174 172 160 149 Inventory as reported 153 166 178 188 192 191 268 248 239 244 235 228 Drumet pre-acquisition Inventory 17 17 - - - - - - - - - Lankhorst pre-acquisition Inventory 56 63 55 54 61 62 - - - - - Pro forma Inventory 226 246 233 242 253 253 268 248 239 244 235 228 A/P as reported 48 46 48 60 57 54 91 83 84 83 74 76 Drumet pre-acquisktion A/P 8 8 - - - - - - - - - Lankhorst pre-acquisition A/P 31 29 22 28 30 30 - - - - - Pro forma A/P 87 83 70 88 87 84 91 83 84 83 74 76 Net Working Capital (Non-GAAP) 307$ 335$ 318$ 303$ 332$ 336$ 337$ 318$ 329$ 333$ 321$ 301$

Non-GAAP Reconciliations Free Cash Flow Reconciliation 20 ($000s) 2012 2013 Q3 Q4 Q1 Q2 Q3 Q4 Net cash provided by (used by) operating activities (GAAP) 8,795 2,215 12,116 (10,468) 37,358 16,145 Capital expenditures and other investing activities (20,419) (13,253) (11,498) (6,826) (4,190) (6,839) Effect of exchange rates on cash and cash equivalents 2,750 802 (1,005) 395 849 686 Other items (983) 4,702 933 (416) (693) 670 Free Cash Flow (Non-GAAP) (9,857)$ (5,534)$ 546$ (17,315)$ 33,324$ 10,662$